UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 29, 2020
Date of report (Date of earliest event reported)

GREENLIGHT CAPITAL RE, LTD.
(Exact name of registrant as specified in charter)

Cayman Islands	001-33493	N/A
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
65 Market Street
Suite 1207, Jasmine Court
P.O. Box 31110
Camana Bay
Grand Cayman
Cayman Islands		KY1-1205
(Address of principal executive offices)		(Zip code)

(345) 943-4573
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	GLRE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On November 4, 2020, Greenlight Capital Re, Ltd. (the "Registrant") issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2020. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

In accordance with general instruction B.2 to Form 8-K, the information set forth in this Item 2.02 (including Exhibit 99.1) shall be deemed “furnished” and not “filed” with the Securities and Exchange Commission for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2020, the Registrant’s Compensation Committee approved an increase in the base salary of Neil Greenspan, the Registrant's chief financial officer, from $350,000 to $500,000 per year. This salary increase is effective as of September 10, 2020.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Registrant held its 2020 Annual General Meeting of Shareholders on October 29, 2020. Pursuant to the Registrant’s Third Amended and Restated Articles of Association (the "Articles of Association"), each Class A ordinary share is entitled to one vote per share and each Class B ordinary share is entitled to ten votes per share; provided, however, that the total voting power of the issued and outstanding Class B ordinary shares shall not exceed 9.5% of the total voting power of all issued and outstanding ordinary shares. Since, on the record date of the 2020 Annual Meeting of Shareholders, the total voting power of the issued and outstanding Class B ordinary shares exceeded 9.5% of the total voting power, the voting power of the Class B ordinary shares was reduced with the excess being allocated to the Class A ordinary shares in accordance with Article 53 of the Articles of Association. In addition, the Articles of Association provide that no holder of Class A ordinary shares shall be permitted to acquire an amount of shares which would cause any person to own 9.9% or more of the total voting power of the issued and outstanding ordinary shares. Therefore, the excess voting power from the Class B ordinary shares allocated to the Class A ordinary shares and the Class A ordinary shares allocated to other Class A ordinary shares were restricted to 9.9% for each holder of Class A ordinary shares with the excess, if any, being allocated to the other holders of Class A ordinary shares in accordance with Article 54 of the Articles of Association.

The following tables summarize the final voting results after adjustment of the voting power. For more information on the following proposals, see the Registrant's Proxy Statement dated September 9, 2020.

(1) The following seven persons were elected Directors of the Registrant by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2021.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	23,139,684	9,419,262	19,421	27,715,455	8,733,861	—	—	—
Simon Burton	28,348,308	4,210,638	19,421	27,715,455	8,733,861	—	—	—
David Einhorn	28,287,686	4,272,676	18,006	27,715,455	8,733,861	—	—	—
Leonard Goldberg	28,350,754	4,184,003	43,611	27,715,455	8,733,861	—	—	—
Ian Isaacs	22,676,160	9,786,529	115,679	27,715,455	8,733,861	—	—	—
Bryan Murphy	28,187,543	4,371,403	19,421	27,715,455	8,733,861	—	—	—
Joseph Platt	16,804,701	15,753,462	20,206	27,715,455	8,733,861	—	—	—

(2) The following seven persons were elected Directors of Greenlight Reinsurance, Ltd. by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2021.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Alan Brooks	28,439,224	4,119,723	19,421	27,715,455	8,733,861	—	—	—
Simon Burton	28,590,559	3,968,954	18,855	27,715,455	8,733,861	—	—	—
David Einhorn	28,546,390	4,013,972	18,006	27,715,455	8,733,861	—	—	—
Leonard Goldberg	28,605,665	3,953,281	19,421	27,715,455	8,733,861	—	—	—
Ian Isaacs	27,974,247	4,488,442	115,679	27,715,455	8,733,861	—	—	—
Bryan Murphy	28,384,482	4,174,465	19,421	27,715,455	8,733,861	—	—	—
Joseph Platt	28,199,627	4,359,320	19,421	27,715,455	8,733,861	—	—	—

(3) The following five persons were elected Directors of Greenlight Reinsurance Ireland, Designated Activity Company by shareholders to serve for the term expiring at the Annual General Meeting of Shareholders in 2021.

Director	Class A For	Class A Against	Class A Abstain	Class A broker non-votes	Class B For	Class B Against	Class B Abstain	Class B broker non-votes
Michael Brady	28,560,685	3,920,279	97,405	27,715,455	8,733,861	—	—	—
Lesley Caslin	28,585,468	3,895,524	97,376	27,715,455	8,733,861	—	—	—
Bryan Murphy	28,545,569	3,935,422	97,376	27,715,455	8,733,861	—	—	—
Patrick O'Brien	28,634,987	3,923,959	19,421	27,715,455	8,733,861	—	—	—
Daniel Roitman	28,430,954	4,127,992	19,421	27,715,455	8,733,861	—	—	—

(4) The shareholders approved the Registrant's amended and restated stock incentive plan (the "Plan") to increase the number of Class A ordinary shares available under the Plan from 5.0 million Class A ordinary shares to 8.0 million Class A ordinary shares.

	Class A	Class B
For	23,476,069	8,733,861
Against	14,546,873	—
Abstain	3,564	—
Broker non-votes	—	—

(5) The shareholders ratified the appointment of BDO USA, LLP to serve as the independent auditors of the Registrant for the fiscal year ending December 31, 2020.

	Class A	Class B
For	59,836,510	8,733,861
Against	386,269	—
Abstain	71,044	—
Broker non-votes	—	—

(6) The shareholders ratified the appointment of BDO Cayman Ltd. to serve as the independent auditors of Greenlight Reinsurance, Ltd. for the fiscal year ending December 31, 2020.

	Class A	Class B
For	59,876,893	8,733,861
Against	394,117	—
Abstain	22,813	—
Broker non-votes	—	—

(7) The shareholders ratified the appointment of Mazars, to serve as the independent auditors of Greenlight Reinsurance Ireland, Designated Activity Company for the fiscal year ending December 31, 2020.

	Class A	Class B
For	59,992,617	8,733,861
Against	276,074	—
Abstain	25,132	—
Broker non-votes	—	—

(8) The shareholders approved the compensation of the Registrant's executive officers pursuant to the compensation disclosure rules of the Securities and Exchange Commission, or "say-on-pay" votes.

	Class A	Class B
For	18,043,991	8,733,861
Against	13,872,216	—
Abstain	662,161	—
Broker non-votes	27,715,455	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1Earnings press release, "GREENLIGHT RE ANNOUNCES THIRD QUARTER 2020 FINANCIAL RESULTS", dated November 4, 2020, issued by the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENLIGHT CAPITAL RE, LTD.
(Registrant)

By:	/s/ Neil Greenspan
Name:	Neil Greenspan
Title:	Chief Financial Officer
Date:	November 4, 2020